                                                                     EXHIBIT 4.4

                                AMENDMENT NO. 1

     Amendment No. 1 dated as of May 17, 1994 among NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, as Borrower, the Banks listed on the signature pages hereof, Morgan Guaranty Trust Company of New York, as Administrative Agent and Arranger (the "Agent") and The Bank of Nova Scotia, as Managing Agent.

     The Borrower, the Banks, the Agent and the Managing Agent are parties to a Revolving Credit Agreement dated as of May 28, 1993 (as in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by said Banks to the Company in an aggregate principal or face amount not exceeding $2,030,000,000. The Borrower, the Banks, the Agent and the Managing Agent wish to amend the Credit Agreement in certain respects and accordingly, the parties hereto hereby agree as follows:

     Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

     Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

          2.01. (a) Section 1.01 of the Credit Agreement is amended by amending in its entirety the following definition as follows:

             "Indenture" means either the Old Indenture or the New Indenture or both, as the context may require.

              (b) Section 1.01 of the Credit Agreement is further amended by adding the following new definitions immediately after the definitions of "Moody's" and "Notice of Borrowing", respectively;

             "New Indenture" means the Indenture dated as of February 15, 1994 between the Borrower and First Bank National Association, as trustee, as amended and supplemented from time to time, providing for the issuance in series of certain collateral trust bonds of the Borrower.

             "Old Indenture" means the Seventeenth Supplemental Indenture dated as of March 1, 1987, amending and restating in full the Indenture dated as of December 1, 1972, by and between the Borrower and Chemical Bank (as successor by merger to Manufacturers Hanover Trust Company), as trustee.

          2.02. Section 3.02(c) of the Credit Agreement is hereby amended in its entirety to read as follows:

              (c) the fact that, immediately after such Borrowing, the Borrower is in compliance with Section 7.12(a) of the Old Indenture and Section
         7.11 of the New Indenture as each Indenture is in effect as of the date hereof;

          2.03. Section 3.02(g) of the Credit Agreement is hereby amended in its entirety to read as follows:

              (g) the fact that, at the time of such Borrowing, (1) there shall be no collateral securing Bonds issued pursuant to either Indenture of a type other than the types of collateral permitted to secure Bonds issued pursuant to such Indenture as of the date hereof and (ii) the Allowable Amount of Eligible Collateral then pledged under either Indenture shall not exceed 150% of the aggregate principal amount of Bonds then Outstanding under such Indenture and no collateral shall secure Bonds issued pursuant to either Indenture other than the Eligible Collateral under such Indenture, the Allowable Amount of which is included within the prior computation or collateral previously so pledged which ceases to be such Eligible Collateral not as a result of any acts or omissions to act of the Borrower (other than the declaration of an "event of default" as defined in a Mortgage which results in the exercise of any right or remedy described in such Mortgage); each defined term used in this clause (g) shall have the meaning assigned thereto in the applicable Indenture.

     Section 3. Representations and Warranties. The Borrower represents and warrants to the Banks that the representations and warranties set forth in
Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to "this Agreement" included reference to this Agreement, as amended by Amendment No. 1.

     Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

          4.01. Execution by Parties. This Amendment No. 1 shall have been executed and delivered by the Required Banks.

          4.02. Documents. The Agent shall have received the following documents, each of which shall be satisfactory to the Agent in form and substance:

          (1) Corporate Documents. Certified copies of the charter and by-laws (or equivalent documents) of the Borrower (or, in the alternative, a certification to the effect that none of such documents has been modified since delivery thereof on the Closing Date pursuant to the Credit Agreement) and all corporate authority for the Borrower (including, without limitation, board of director resolutions and evidence of the incumbency of officers for the Borrower) with respect to the execution, delivery and performance of this Amendment No. 1 and the Credit Agreement as amended hereby and the extensions of credit under the Credit Agreement as amended hereby and each other document to be delivered from time to time in connection with the Credit Agreement as amended hereby (and the Agent and each Bank may conclusively rely on such certificate until it receives notice in writing from the Borrower to the contrary).

          (2) Opinion of Counsel to the Borrower. An opinion of John Jay List, Esq., General Counsel of the Borrower, substantially in the form of Exhibit A hereto.

          (3) Other Documents. Such other documents as the Agent or any Bank or special counsel to the Agent may reasonably request.

     Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

                                          NATIONAL RURAL UTILITIES
                                            COOPERATIVE FINANCE CORPORATION

                                          By: /s/  STEVEN L. LILLY

                                            ------------------------------------
                                              Title: Senior Vice President and
                                                Chief Financial Officer

                                          MORGAN GUARANTY TRUST COMPANY
                                            OF NEW YORK

                                          By: /s/  SANJEANETTA HARRIS

                                            ------------------------------------
                                              Title: Vice President

J.P. MORGAN DELAWARE

By /s/  PHILLIP S. DETJENS
    ----------------------------------------------------
   Title: Vice President

THE BANK OF NOVA SCOTIA

By /s/  JAMES R. TRIMBLE
    ----------------------------------------------------
   Title: Authorized Signatory

ABN AMRO BANK N.V.

By /s/  OLGA L. ZOUTENDIJK
    ----------------------------------------------------
   Title: Assistant Vice President

By /s/  DUANE P. HELKOWSKI
    ----------------------------------------------------
   Title: Commercial Banking Officer

BANK OF AMERICAN NATIONAL TRUST &
  SAVINGS ASSOCIATION

By /s/  JOHN J. JORDAN
    ----------------------------------------------------
   Title: Vice President

THE CHASE MANHATTAN BANK, N.A.

By /s/  DANA KLEIN
    ----------------------------------------------------
   Title: Vice President

CREDIT LYONNAIS NEW YORK BRANCH

By /s/  MARY E. COLLIER
    ----------------------------------------------------
   Title: Vice President

MELLON BANK, N.A.

By /s/  SCOTT HENNESSEE
    ----------------------------------------------------
   Title: Assistant Vice President

CREDIT SUISSE

By /s/  JAY CHALL
    ----------------------------------------------------
   Title: Member of Senior Management

By /s/  DAWN E. RUBENSTEIN
    ----------------------------------------------------
   Title: Associate

THE FIRST NATIONAL BANK OF CHICAGO

By /s/  RICHARD WALDMAN
    ----------------------------------------------------
   Title: Vice President

NATIONSBANK OF NORTH CAROLINA

By /s/  LAWRENCE SAUNDERS
    ----------------------------------------------------
   Title: Vice President

NATIONAL WESTMINSTER BANK PLC

By /s/  GEORGE SHERMAN
    ----------------------------------------------------
   Title: Vice President

THE TORONTO-DOMINION BANK

By /s/  JORGE A. GARCIA
    ----------------------------------------------------
   Title: Mgr. Cr. Admin.

UNION BANK OF SWITZERLAND

By /s/  JAMES P. KELLEHER
    ----------------------------------------------------
   Title: Assistant Treasurer

By /s/  PETER B. YEARLEY
    ----------------------------------------------------
   Title: Vice President

NORDDEUTSCHE LANDESBANK
  GIROZENTRALE NEW YORK BRANCH
  AND OR CAYMAN ISLANDS BRANCH

By /s/  STEPHEN K. HUNTER
    ----------------------------------------------------
   Title: Senior Vice President

By /s/  STEPHANIE HOOVERMANN
    ----------------------------------------------------
   Title: Vice President

THE BANK OF TOKYO TRUST COMPANY

By /s/  G. STEWART
    ----------------------------------------------------
   Title: Vice President

COOPERATIVE CENTRALE RAIFFEISEN-
  BOERENLEENBANK B.A.,
  "RABOBANK NEDERLAND"

By /s/  MARK L. LAPONTE
    ----------------------------------------------------
   Title: Vice President

By /s/  AUGUST W. BRAAKSMA
    ----------------------------------------------------
   Title: Vice President

DRESDNER BANK AG, NEW YORK AND
  GRAND CAYMAN BRANCHES

By /s/  SUSAN HODGE
    ----------------------------------------------------
   Title: Vice President

By /s/  A.R. MORRIS
    ----------------------------------------------------

COMERICA BANK

By /s/  JULIE BURKE-SMITH
    ----------------------------------------------------
   Title: Vice President

PNC BANK, NATIONAL ASSOCIATION

By /s/  THOMAS A. MAJESKI
    ----------------------------------------------------
   Title: Commercial Banking Officer

DAIWA BANK TRUST COMPANY

By /s/  MASAFUMI ASAI
    ----------------------------------------------------
   Title: Second Vice President

BANK ONE, ARIZONA NA

By /s/  JOHN BOYD
    ----------------------------------------------------
   Title: Vice President

SIGNET BANK/VIRGINIA

By /s/  LINWOOD WHITE
    ----------------------------------------------------
   Title: Vice President

CIBC INC.

By /s/  MARGARET E. MCTIGUE
    ----------------------------------------------------
   Title: Vice President

THE INDUSTRIAL BANK OF JAPAN, LTD.
  NEW YORK BRANCH

By /s/  ROBERT W. RAMAGE, JR.
    ----------------------------------------------------
   Title: Senior Vice President

AMERICAN SECURITY BANK, N.A.

By /s/  LAWRENCE SAUNDERS, JR.
    ----------------------------------------------------
   Title: Vice President

BANK OF MONTREAL

By /s/  JOHN SMITH
    ----------------------------------------------------
   Title: Director

FIRST INTERSTATE BANK OF
  WASHINGTON N.A.

By /s/  SUSAN J. HENDRIXSON
    ----------------------------------------------------
   Title: Vice President

KREDIETBANK N.V.

By /s/  ROBERT SNAUFFER
    ----------------------------------------------------
   Title: Vice President

By /s/  PATRICIA A. MCCANN
    ----------------------------------------------------
   Title: Vice President

THE FUJI BANK, LIMITED

By /s/  TAKASHI NAGO
    ----------------------------------------------------
   Title: Vice President and Manager

DG BANK DEUTSCHE
  GENOSSENSCHAFTSBANK
  NEW YORK BRANCH

By /s/  ROBERT B. HERBER
    ----------------------------------------------------
   Title: Vice President

By /s/  KAREN A. BRINKMAN
    ----------------------------------------------------
   Title: Vice President

THE NORTHERN TRUST COMPANY

By /s/  DAVID L. LOVE
    ----------------------------------------------------
   Title: Commercial Banking Officer

UNITED STATES NATIONAL BANK
  OF OREGON

By /s/  DOUGLAS A. RICH
    ----------------------------------------------------
   Title: Vice President

LANDESBANK HESSEN-THURINGEN
  GIROZENTRALE

By /s/  FRED MUSCH
    ----------------------------------------------------
   Title: Senior Vice President

By /s/  ANDREW HASTINGS
    ----------------------------------------------------
   Title: Vice President

SOCIETE GENERALE

By /s/  GORDON EADON
    ----------------------------------------------------
   Title: Vice President

SUN BANK NATIONAL ASSOCIATION

By /s/  ERIC K. WALDRON
    ----------------------------------------------------
   Title: First Vice President

WESTDEUTSCHE LENDESBANK
  GIROZENTRALE, NEW YORK AND
  CAYMAN ISLAND BRANCHES

By /s/  STEPHEN W. FREY
    ----------------------------------------------------
   Title: Vice President

By /s/  KAREN E. HOPLOCK
    ----------------------------------------------------
   Title: Associate

NATIONAL CITY BANK, COLUMBUS

By /s/  JEFFREY HAWTHORNE
    ----------------------------------------------------
   Title: Vice President

THE BANK OF CALIFORNIA, N.A.

By /s/  HARRY S. MATTHEWS
    ----------------------------------------------------
   Title: Vice President

HARRIS TRUST AND SAVINGS BANK

By /s/  MICHAEL LEWIS
    ----------------------------------------------------
   Title: Vice President

BANCO DI NAPOLI S.P.A.

By /s/  JANE S. HAND
    ----------------------------------------------------
   Title: Assistant Vice President

By /s/  CLAUDE P. MAPES
    ----------------------------------------------------
   Title: First Vice President

BANK AUSTRIA AKTIENGESELLSCHAFT

By /s/  ANTHONY SERY
    ----------------------------------------------------
   Title: Vice President

By /s/  CHRISTINE VICANEK
    ----------------------------------------------------
   Title: Assistant Vice President

BANQUE NATIONALE DE PARIS

By /s/  PHIL TRUESDALE
    ----------------------------------------------------
   Title: Vice President

By /s/  ERIC VIGNE
    ----------------------------------------------------
   Title: Senior Vice President

THE TOKAI BANK LIMITED, NEW YORK
  BRANCH

By /s/  MASAHARU MUTO
    ----------------------------------------------------
   Title: Deputy General Manager

THE TOKYO TRUST & BANKING CO., LTD.

By /s/  HIROYKI FUKURO
    ----------------------------------------------------
   Title: Vice President

BANCA CASSA DI RISPARMIO DI
  TORINO S.P.A.

By /s/  ROBERT P. DE SANTES
    ----------------------------------------------------
   Title: Vice President

By /s/  GIORGIO CUCCOLO
    ----------------------------------------------------
   Title: Manager & Senior Vice President

THE SAKURA BANK, LIMITED

By /s/  YASUHIRO TERADA
    ----------------------------------------------------
   Title: Senior Vice President and Assistant General Manager

THE SUMITOMO BANK, LIMITED
  NEW YORK BRANCH

By /s/  WOSHINORY KAWAMURA
    ----------------------------------------------------
   Title: Joint Manager

MORGAN GUARANTY TRUST COMPANY
  OF NEW YORK, AS AGENT

By /s/  SANJEANETTA HARRIS
    ----------------------------------------------------
   Title: Vice President

CRESTAR BANK

By /s/  MICHAEL A. HART
    ----------------------------------------------------
   Title: Senior Vice President

DEPOSIT GUARANTY NATIONAL BANK

By /s/  BARNEY H. JACKS
    ----------------------------------------------------
   Title: Senior Vice President

FIRST UNION NATIONAL BANK
  OF VIRGINIA

By /s/  LAURENCE M. LEVY
    ----------------------------------------------------
   Title: Vice President

SANWA BANK, LIMITED ATLANTA
  AGENCY

By /s/  PETER J. PAWLAK
    ----------------------------------------------------
   Title: Vice President and Senior Manager

THE YASUDA TRUST AND BANKING
  COMPANY LIMITED

By /s/  MICHAEL HAGGARTY
    ----------------------------------------------------
   Title: Vice President

                                AMENDMENT NO. 1

     Amendment No. 1 dated as of May 17, 1994 among NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, as Borrower, the Banks listed on the signature pages hereof, Morgan Guaranty Trust Company of New York, as Administrative Agent and Arranger (the "Agent") and The Bank of Nova Scotia, as Managing Agent.

     The Borrower, the Banks, the Agent and the Managing Agent are parties to a Revolving Credit Agreement dated as of May 28, 1993 (as in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by said Banks to the Company in an aggregate principal or face amount not exceeding $870,000,000. The Borrower, the Banks, the Agent and the Managing Agent wish to amend the Credit Agreement in certain respects and accordingly, the parties hereto hereby agree as follows:

     Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

     Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

          2.01. (a) Section 1.01 of the Credit Agreement is amended by amending in its entirety the following definition as follows:

             "Indenture" means either the Old Indenture or the New Indenture or both, as the context may require.

              (b) Section 1.01 of the Credit Agreement is further amended by adding the following new definitions immediately after the definitions of "Moody's" and "Notice of Borrowing", respectively;

             "New Indenture" means the Indenture dated as of February 15, 1994 between the Borrower and First Bank National Association, as trustee, as amended and supplemented from time to time, providing for the issuance in series of certain collateral trust bonds of the Borrower.

             "Old Indenture" means the Seventeenth Supplemental Indenture dated as of March 1, 1987, amending and restating in full the Indenture dated as of December 1, 1972, by and between the Borrower and Chemical Bank (as successor by merger to Manufacturers Hanover Trust Company), as trustee.

          2.02. Section 3.02(c) of the Credit Agreement is hereby amended in its entirety to read as follows:

              (c) the fact that, immediately after such Borrowing, the Borrower is in compliance with Section 7.12(a) of the Old Indenture and Section
         7.11 of the New Indenture as each Indenture is in effect as of the date hereof;

          2.03. Section 3.02(g) of the Credit Agreement is hereby amended in its entirety to read as follows:

              (g) the fact that, at the time of such Borrowing, (1) there shall be no collateral securing Bonds issued pursuant to either Indenture of a type other than the types of collateral permitted to secure Bonds issued pursuant to such Indenture as of the date hereof and (ii) the Allowable Amount of Eligible Collateral then pledged under either Indenture shall not exceed 150% of the aggregate principal amount of Bonds then Outstanding under such Indenture and no collateral shall secure Bonds issued pursuant to either Indenture other than the Eligible Collateral under such Indenture, the Allowable Amount of which is included within the prior computation or collateral previously so pledged which ceases to be such Eligible Collateral not as a result of any acts or omissions to act of the Borrower (other than the declaration of an "event of default" as defined in a Mortgage which results in the exercise of any right or remedy described in such Mortgage); each defined term used in this clause (g) shall have the meaning assigned thereto in the applicable Indenture.

     Section 3. Representations and Warranties. The Borrower represents and warrants to the Banks that the representations and warranties set forth in
Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to "this Agreement" included reference to this Agreement, as amended by Amendment No. 1.

     Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

          4.01. Execution by Parties. This Amendment No. 1 shall have been executed and delivered by the Required Banks.

          4.02. Documents. The Agent shall have received the following documents, each of which shall be satisfactory to the Agent in form and substance:

          (1) Corporate Documents. Certified copies of the charter and by-laws (or equivalent documents) of the Borrower (or, in the alternative, a certification to the effect that none of such documents has been modified since delivery thereof on the Closing Date pursuant to the Credit Agreement) and all corporate authority for the Borrower (including, without limitation, board of director resolutions and evidence of the incumbency of officers for the Borrower) with respect to the execution, delivery and performance of this Amendment No. 1 and the Credit Agreement as amended hereby and the extensions of credit under the Credit Agreement as amended hereby and each other document to be delivered from time to time in connection with the Credit Agreement as amended hereby (and the Agent and each Bank may conclusively rely on such certificate until it receives notice in writing from the Borrower to the contrary).

          (2) Opinion of Counsel to the Borrower. An opinion of John Jay List, Esq., General Counsel of the Borrower, substantially in the form of Exhibit A hereto.

          (3) Other Documents. Such other documents as the Agent or any Bank or special counsel to the Agent may reasonably request.

     Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

                                          NATIONAL RURAL UTILITIES
                                            COOPERATIVE FINANCE CORPORATION

                                          By: /s/  STEVEN L. LILLY

                                            ------------------------------------
                                              Title: Senior Vice President and
                                                Chief Financial Officer

                                          MORGAN GUARANTY TRUST COMPANY
                                            OF NEW YORK

                                          By: /s/  SANJEANETTA HARRIS

                                            ------------------------------------
                                              Title: Vice President

J.P. MORGAN DELAWARE

By /s/  PHILLIP S. DETJENS
    ----------------------------------------------------
   Title: Vice President

THE BANK OF NOVA SCOTIA

By /s/  JAMES R. TRIMBLE
    ----------------------------------------------------
   Title: Authorized Signatory

ABN AMRO BANK N.V.

By /s/  OLGA L. ZOUTENDIJK
    ----------------------------------------------------
   Title: Assistant Vice President

By /s/  DUANE P. HELKOWSKI
    ----------------------------------------------------
   Title: Commercial Banking Officer

BANK OF AMERICAN NATIONAL TRUST &
  SAVINGS ASSOCIATION

By /s/  JOHN J. JORDAN
    ----------------------------------------------------
   Title: Vice President

THE CHASE MANHATTAN BANK, N.A.

By /s/  DANA KLEIN
    ----------------------------------------------------
   Title: Vice President

CREDIT LYONNAIS NEW YORK BRANCH

By /s/  MARY E. COLLIER
    ----------------------------------------------------
   Title: Vice President

MELLON BANK, N.A.

By /s/  SCOTT HENNESSEE
    ----------------------------------------------------
   Title: Assistant Vice President

CREDIT SUISSE

By /s/  JAY CHALL
    ----------------------------------------------------
   Title: Member of Senior Management

By /s/  DAWN E. RUBENSTEIN
    ----------------------------------------------------
   Title: Associate

THE FIRST NATIONAL BANK OF CHICAGO

By /s/  RICHARD WALDMAN
    ----------------------------------------------------
   Title: Vice President

NATIONSBANK OF NORTH CAROLINA

By /s/  LAWRENCE SAUNDERS
    ----------------------------------------------------
   Title: Vice President

NATIONAL WESTMINSTER BANK PLC

By /s/  GEORGE SHERMAN
    ----------------------------------------------------
   Title: Vice President

THE TORONTO-DOMINION BANK

By /s/  JORGE A. GARCIA
    ----------------------------------------------------
   Title: Mgr. Cr. Admin.

UNION BANK OF SWITZERLAND

By /s/  JAMES P. KELLEHER
    ----------------------------------------------------
   Title: Assistant Treasurer

By /s/  PETER B. YEARLEY
    ----------------------------------------------------
   Title: Vice President

NORDDEUTSCHE LANDESBANK
  GIROZENTRALE NEW YORK BRANCH
  AND OR CAYMAN ISLANDS BRANCH

By /s/  STEPHEN K. HUNTER
    ----------------------------------------------------
   Title: Senior Vice President

By /s/  STEPHANIE HOOVERMANN
    ----------------------------------------------------
   Title: Vice President

THE BANK OF TOKYO TRUST COMPANY

By /s/  G. STEWART
    ----------------------------------------------------
   Title: Vice President

COOPERATIVE CENTRALE RAIFFEISEN-
  BOERENLEENBANK B.A.,
  "RABOBANK NEDERLAND"

By /s/  MARK L. LAPONTE
    ----------------------------------------------------
   Title: Vice President

By /s/  AUGUST W. BRAAKSMA
    ----------------------------------------------------
   Title: Vice President

DRESDNER BANK AG, NEW YORK AND
  GRAND CAYMAN BRANCHES

By /s/  SUSAN HODGE
    ----------------------------------------------------
   Title: Vice President

By /s/  A.R. MORRIS
    ----------------------------------------------------

COMERICA BANK

By /s/  JULIE BURKE-SMITH
    ----------------------------------------------------
   Title: Vice President

PNC BANK, NATIONAL ASSOCIATION

By /s/  THOMAS A. MAJESKI
    ----------------------------------------------------
   Title: Commercial Banking Officer

DAIWA BANK TRUST COMPANY

By /s/  MASAFUMI ASAI
    ----------------------------------------------------
   Title: Second Vice President

BANK ONE, ARIZONA NA

By /s/  JOHN BOYD
    ----------------------------------------------------
   Title: Vice President

SIGNET BANK/VIRGINIA

By /s/  LINWOOD WHITE
    ----------------------------------------------------
   Title: Vice President

CIBC INC.

By /s/  MARGARET E. MCTIGUE
    ----------------------------------------------------
   Title: Vice President

THE INDUSTRIAL BANK OF JAPAN, LTD.
  NEW YORK BRANCH

By /s/  ROBERT W. RAMAGE, JR.
    ----------------------------------------------------
   Title: Senior Vice President

AMERICAN SECURITY BANK, N.A.

By /s/  LAWRENCE SAUNDERS, JR.
    ----------------------------------------------------
   Title: Vice President

BANK OF MONTREAL

By /s/  JOHN SMITH
    ----------------------------------------------------
   Title: Director

FIRST INTERSTATE BANK OF
  WASHINGTON N.A.

By /s/  SUSAN J. HENDRIXSON
    ----------------------------------------------------
   Title: Vice President

KREDIETBANK N.V.

By /s/  ROBERT SNAUFFER
    ----------------------------------------------------
   Title: Vice President

By /s/  PATRICIA A. MCCANN
    ----------------------------------------------------
   Title: Vice President

THE FUJI BANK, LIMITED

By /s/  TAKASHI NAGO
    ----------------------------------------------------
   Title: Vice President and Manager

DG BANK DEUTSCHE
  GENOSSENSCHAFTSBANK
  NEW YORK BRANCH

By /s/  ROBERT B. HERBER
    ----------------------------------------------------
   Title: Vice President

By /s/  KAREN A. BRINKMAN
    ----------------------------------------------------
   Title: Vice President

THE NORTHERN TRUST COMPANY

By /s/  DAVID L. LOVE
    ----------------------------------------------------
   Title: Commercial Banking Officer

UNITED STATES NATIONAL BANK
  OF OREGON

By /s/  DOUGLAS A. RICH
    ----------------------------------------------------
   Title: Vice President

LANDESBANK HESSEN-THURINGEN
  GIROZENTRALE

By /s/  FRED MUSCH
    ----------------------------------------------------
   Title: Senior Vice President

By /s/  ANDREW HASTINGS
    ----------------------------------------------------
   Title: Vice President

SOCIETE GENERALE

By /s/  GORDON EADON
    ----------------------------------------------------
   Title: Vice President

SUN BANK NATIONAL ASSOCIATION

By /s/  ERIC K. WALDRON
    ----------------------------------------------------
   Title: First Vice President

WESTDEUTSCHE LENDESBANK
  GIROZENTRALE, NEW YORK AND
  CAYMAN ISLAND BRANCHES

By /s/  STEPHEN W. FREY
    ----------------------------------------------------
   Title: Vice President

By /s/  KAREN E. HOPLOCK
    ----------------------------------------------------
   Title: Associate

NATIONAL CITY BANK, COLUMBUS

By /s/  JEFFREY HAWTHORNE
    ----------------------------------------------------
   Title: Vice President

THE BANK OF CALIFORNIA, N.A.

By /s/  HARRY S. MATTHEWS
    ----------------------------------------------------
   Title: Vice President

HARRIS TRUST AND SAVINGS BANK

By /s/  MICHAEL LEWIS
    ----------------------------------------------------
   Title: Vice President

BANCO DI NAPOLI S.P.A.

By /s/  JANE S. HAND
    ----------------------------------------------------
   Title: Assistant Vice President

By /s/  CLAUDE P. MAPES
    ----------------------------------------------------
   Title: First Vice President

BANK AUSTRIA AKTIENGESELLSCHAFT

By /s/  ANTHONY SERY
    ----------------------------------------------------
   Title: Vice President

By /s/  CHRISTINE VICANEK
    ----------------------------------------------------
   Title: Assistant Vice President

BANQUE NATIONALE DE PARIS

By /s/  PHIL TRUESDALE
    ----------------------------------------------------
   Title: Vice President

By /s/  ERIC VIGNE
    ----------------------------------------------------
   Title: Senior Vice President

THE TOKAI BANK LIMITED, NEW YORK
  BRANCH

By /s/  MASAHARU MUTO
    ----------------------------------------------------
   Title: Deputy General Manager

THE TOKYO TRUST & BANKING CO., LTD.

By /s/  HIROYKI FUKURO
    ----------------------------------------------------
   Title: Vice President

BANCA CASSA DI RISPARMIO DI
  TORINO S.P.A.

By /s/  ROBERT P. DE SANTES
    ----------------------------------------------------
   Title: Vice President

By /s/  GIORGIO CUCCOLO
    ----------------------------------------------------
   Title: Manager & Senior Vice President

THE SAKURA BANK, LIMITED

By /s/  YASUHIRO TERADA
    ----------------------------------------------------
   Title: Senior Vice President and Assistant General Manager

THE SUMITOMO BANK, LIMITED
  NEW YORK BRANCH

By /s/  WOSHINORY KAWAMURA
    ----------------------------------------------------
   Title: Joint Manager

MORGAN GUARANTY TRUST COMPANY
  OF NEW YORK, AS AGENT

By /s/  SANJEANETTA HARRIS
    ----------------------------------------------------
   Title: Vice President

CRESTAR BANK

By /s/  MICHAEL A. HART
    ----------------------------------------------------
   Title: Senior Vice President

DEPOSIT GUARANTY NATIONAL BANK

By /s/  BARNEY H. JACKS
    ----------------------------------------------------
   Title: Senior Vice President

FIRST UNION NATIONAL BANK
  OF VIRGINIA

By /s/  LAURENCE M. LEVY
    ----------------------------------------------------
   Title: Vice President

SANWA BANK, LIMITED ATLANTA
  AGENCY

By /s/  PETER J. PAWLAK
    ----------------------------------------------------
   Title: Vice President and Senior Manager

THE YASUDA TRUST AND BANKING
  COMPANY LIMITED

By /s/  MICHAEL HAGGARTY
    ----------------------------------------------------
   Title: Vice President